UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: April 27, 2004
                        (Date of earliest event reported)


                            -------------------------



                      TRANSACTION SYSTEMS ARCHITECTS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                   0-25346                      47-0772104
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


                             224 South 108th Avenue,
                              Omaha, Nebraska 68154
          (Address of principal executive offices, including zip code)


                                 (402) 334-5101
              (Registrant's telephone number, including area code)


                            -------------------------

 Item 7.  Financial Statements and Exhibits.

       (c)   Exhibits.

       Exhibit
       Number     Description

         99.1     Press Release, dated April 27, 2004.


Item 12.  Results of Operations and Financial Condition.

     On April 27, 2004, Transaction Systems Architects, Inc. issued a press release announcing its results for the quarterly period ending March 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TRANSACTION SYSTEMS ARCHITECTS, INC.


 Date: April 27, 2004                   By:       /s/ David R. Bankhead
                                           -------------------------------------
                                                    David R. Bankhead
                                                  Senior Vice President,
                                           Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

  Exhibit
  Number      Description

    99.1      Press Release, dated April 27, 2004.